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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, each of the undersigned, directors and/or officers of Echo Bay Mines Ltd. (the "Company"), hereby constitutes and appoints LOIS-ANN L. BRODRICK, PETER H. CHEESBROUGH and RONALD R. LEVINE and each or any one of them, his or her true and lawful attorney or attorneys and agent or agents, with full power of substitution to do any and all acts and to execute in his or her name, place and stead in such capacity or capacities (whether on behalf on of the Company or otherwise) any and all instruments which said attorney or attorneys and agent or agents may deem necessary or advisable to enable the Company and each of the undersigned to comply with the United States Securities Exchange Act of 1934, as amended, and any rules, regulations, requirements or requests of the Securities and Exchange Commission thereunder or in respect thereof in connection with the Form 10-K Annual Report of the Company for the fiscal year ended December 31, 1998, including specifically, but without limiting the generality of the foregoing, power and authority to execute the respective names of the undersigned directors and/or officers as indicated below (whether on behalf of the Company or as a director and/or officer of the Company) on Form 10-K or any other appropriate instrument relating to the Annual Report of the Company, and each of the undersigned does hereby ratify and confirm all that such attorney or attorneys and agent or agents or any one of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF each of the undersigned has subscribed these presents this 24th day of February, 1999.


/s/ John N. Abell                         /s/ Latham C. Burns
-------------------------------------     --------------------------------------
John N. Abell, Director                   Latham C. Burns, Director


/s/ Pierre Choquette                      /s/ John Gilray Christy
-------------------------------------     --------------------------------------
Pierre Choquette, Director                John Gilray Christy, Director


/s/ Peter Clarke                          /s/ Robert L. Leclerc
-------------------------------------     --------------------------------------
Peter Clarke, Director                    Robert L. Leclerc, Q.C., Chairman and
                                          Chief Executive Officer and Director

/s/ John F. McOuat                        /s/ Monica E. Sloan
-------------------------------------     --------------------------------------
John F. McOuat, Director                  Monica E. Sloan, Director


/s/ R. Geoffrey P. Styles
-------------------------------------
R. Geoffrey P. Styles, Director


/s/ Peter H. Cheesbrough                  /s/ Tom S.Q. Yip
-------------------------------------     --------------------------------------
Peter H. Cheesbrough, Senior              Tom S.Q. Yip, Vice-President and
 Vice-President, Finance and              Controller and Principal Accounting
 Principal Financial Officer              Officer

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